Non-controlling interests	12 Months Ended
Dec. 31, 2022
Non-Controlling Interests [Abstract]
Non-controlling interests
27. Non-controlling interests

Accounting policy
Non-controlling interests
The Group recognises any NCI in an acquiree either at fair value or at the NCI's proportionate share of the acquiree’s net assets on an acquisition-by-acquisition basis. Subsequently, the carrying amount of NCI is the amount of the interest at initial recognition plus the NCI’s subsequent share of changes in equity.
Transactions with non-controlling interests
The Group treats transactions with NCI as transactions with equity owners of the Group. For purchases from NCI, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals to NCI where control is not lost are also recorded in equity. Where control is lost over a subsidiary, the gains or losses are recognised in profit or loss.

The Group’s NCI relates to the following subsidiaries

Figures in million – SA rand	Note	2022	2021 Restated[2]	2020 Restated[2]
NCI of DRDGOLD	27.1	2,283	1,939	1,768
NCI of Keliber	27.1	616	—	—
NCI of Platinum Mile		—	—	37
NCI of Group Technical Security Management		6	5	5
NCI of Marikana[1]	27.1	(2)	8	970
Total NCI		2,903	1,952	2,780
[1] Included in Marikana’s NCI is NCI of WPL amounting to Rnil (2021: Rnil, 2020: R690 million). See below
[2] See note 1.5
The summarised financial information of DRDGOLD is provided below. This information is based on amounts before intercompany eliminations.

Figures in million – SA rand	2022	2021	2020
DRDGOLD Limited
Revenue	5,274	4,790	5,051
Profit for the year	1,157	987	1,255
Total comprehensive income	1,156	907	1,485
Profit attributable to NCI	573	487	619
Net increase in cash and cash equivalents	153	70	1,626
Dividends paid	255	338	359
Non-current assets	4,303	3,741	3,620
Current Assets	2,985	2,821	2,671
Non-current liabilities	(1,183)	(1,120)	(1,055)
Current liabilities	(552)	(553)	(593)
Net assets	5,553	4,889	4,643
27.1 Subsequent NCI transactions
DRDGOLD transaction
DRDGOLD is a company incorporated in South Africa with its head office in Johannesburg. DRDGOLD’s primary listing is on the JSE Limited and its secondary listing is on the New York Stock Exchange. It’s gold production is derived from retreatment of surface tailings in South Africa. Following Sibanye-Stillwater’s exercise of its option to acquire an additional 12.05% in DRDGOLD effective 10 January 2020, NCI held a 49.90% at 31 December 2022 (2021: 49.90% and 2020: 49.90%) with an effective holding of 49.67% at 31 December 2022 (2021:49.51% and 2020: 49.34%) after considering the impact of treasury shares held by DRDGOLD. In calculating the reattribution to NCI, the Group used the net asset value of DRDGOLD at the effective date of the option exercise excluding the consideration paid for the subscription and determined a reattribution between NCI and the Group of R220 million in 2020. Management restated the reattribution amount which resulted in an adjustment of R544 million to the NCI for DRDGOLD in the table above (see note 1.5).
Marikana transaction
WPL, acquired as part of the Lonmin acquisition, consists of PGM mining and processing operations located on the Western Limb of the Bushveld Complex, close to the town of Rustenburg, in the North West province of South Africa and smelting and refining operations located in Brakpan, East of Johannesburg. As a result of the Marikana B-BBEE transaction effective in 2021 (see note 6.6), the NCI's equity interest changed to a right to receive dividends. Therefore, a cash-settled share-based payment obligation and dividend obligation was recognised at 31 December 2021, instead of NCI (see note 6.6 and 22.2). At 31 December 2020, NCI held an effective 4.75% interest in WPL. The same considerations apply to EPL. The remaining NCI in Marikana is attributable to small non-operating entities.
Keliber transactions
On 30 June 2022, Sibanye-Stillwater announced its intention to exercise the pre-emptive right, and subsequently exercised this right on 29 July 2022 for a cash consideration of €146 million (Pre-emptive Offer). On 30 June 2022, the Group also made a voluntary cash offer to minority shareholders of Keliber, other than the Finnish Minerals Group, to increase its shareholding in Keliber to over 80% (Voluntary Offer). The Voluntary Offer was subject to certain conditions and only considered to be accepted if the relevant shareholder completes a share transfer form. The Voluntary Offer was completed on 3 October 2022 at a total cost of €192 million (including transfer tax of €2 million).
The table below illustrates the impact of the attribution of the NCI on accumulated profit of the Group as a result of the subsequent transactions with Keliber shareholders:

Figures in million – SA rand	Dec 2022

Pre-emptive Offer
Cash consideration paid to Keliber for share subscription[1]	(2,476)
Cash attributed to NCI[2]	1,238
Reattribution of equity[3]	349
Adjustment to accumulated profit	(889)

Voluntary Offer
Cash consideration paid to NCI shareholders	(3,363)
Reattribution of equity[3]	1,530
Adjustment to accumulated profit	(1,833)

The net effect on accumulated profit attributable to the owners of Sibanye-Stillwater is summarised as follows:
Accumulated profit impact — Pre-emptive Offer	(889)
Accumulated profit impact — Voluntary Offer	(1,833)
Net effect due to foreign currency translation, share subscription costs and put options[4]	(106)
Total effect on accumulated profit as a result of the subsequent NCI transactions[5]	(2,828)
[1] The cash consideration paid for the Pre-emptive Offer is consolidated in the Group. The full reattribution is recognised in equity and is a non-cash transaction for the Group
[2] Since the NCI shares in a proportionate interest of the net assets of Keliber, the cash consideration paid for the Pre-emptive Offer is proportionally allocated to the NCI
[3] This is the reattribution of the net asset value of Keliber as a result of the change in shareholding
[4] The put options relate to rights held by shareholders holding approximately 1% in the share capital of Keliber to sell their shareholding to the Group at fair value less 10%
[5] The Group's effective shareholding in Keliber following the Pre-emptive Offer, Voluntary Offer and impact of the put options was 85.90% at 31 December 2022